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                                                                  EXHIBIT 10.10

                                                                 PROMISSORY NOTE
BANK1ONE

Note number: 00182    Date: July 24, 1992                    Amount $ 300,000.00

For value received, receipt of which is hereby acknowledged the undersigned jointly and severally promise to pay to the order of BANK ONE Lafayette, NA, 201 Main Street, Lafayette, Indiana 47901 (hereinafter "BANK ONE") Three hundred thousand and 00/100 Dollars with interest from 7/24/92 until due as hereinafter provided.

RATE OF INTEREST AND ITS CALCULATION

[x] Nine and 00/100 percent (9.0%) per annum

[ ] BANK ONE prime lending rate: Plus ______________________ percent per annum

                               : Times _____________________ percent per annum

If the rate of interest on this note is to fluctuate with the BANK ONE prime lending rate, the rate of interest will be adjusted to reflect the change in the BANK ONE prime lending rate:

  [ ] on the first day of each month following the month in which the BANK ONE lending rate changes,

  [ ] on the same day as the BANK ONE prime lending rate changes.

"Prime lending rate" means the rate announced from time to time by BANK ONE as its prime lending rate, which rate may not be the lowest rate offered by BANK ONE. Interest shall be calculated on a 30/360 day year basis and is based on the actual number of days which elapse during the lending period.

TIME AND METHOD OF PAYMENT

[ ] PRINCIPAL AND INTEREST PAYABLE ON DATE CERTAIN. The principal balance is due and payable on ______________________.

    Interest is due and payable [ ] at maturity               or      [ ]
    beginning _______________________

    and __________________________________________ thereafter until the principal balance is paid.

[ ] PRINCIPAL PAYABLE ON DEMAND, INTEREST PAYABLE PERIODICALLY. Principal is due and payable beginning ____________ and ___________ thereafter until demand is made for payment of principal at which time principal and any unpaid interest shall be immediately due and payable.

[x] PRINCIPAL AND INTEREST PAYABLE PERIODICALLY. Principal is payble on demand but until such time as demand for payment is made, principal plus accrued interest thereon is due in installments as hereinafter provided:

    Payment frequency:        [x] Monthly     [ ] Quarterly    [ ] Semiannually
                              [ ] Annually

    Type payment: [x] Payment includes both principal and interest
    [ ] Payment amount is principal -- interest is calculated

Date of first payment August 24, 1992
Payment amount $4,827.00

After the principal sum is due, whether by acceleration or otherwise, the interest rate will be the BANK ONE prime lending rate plus Four and 00/100 percent.

This note is [x] Secured [ ] Unsecured This note [x] is [ ] is not issued under the provisions of a loan agreement dated July 22, 1992 and Credit Agreement dated July 24, 1992.

The undersigned have deposited with BANK ONE the following property and/or have given a security interest in the following property: (not applicable if note is unsecured) A Mortgage dated July 24, 1992.

  1. The above-described property (if any), all credits, deposits, accounts or money of any of the undersigned and all other property belonging to or in which any of the undersigned has any interest, now or hereafter, in the possession or control of BANK ONE, shall be held by BANK ONE as security for the payment of this note and of every other liability now or hereafter existing of any of the undersigned to BANK ONE, absolute or contingent, due or not due, and in whatsoever manner acquired by or accruing to BANK ONE (hereinafter "obligations").

  2. At the option of BANK ONE, all obligations shall become immediately, due and payable without notice or demand upon the occurrence of any of the following events of default: (a) failure of the undersigned to make payments when due of the principal or interest of this note and/or any obligations; (b) failure of the undersigned to furnish satisfactory additional collateral as hereinafter agreed; (c) failure of the undersigned or any endorser or guarantor hereof to comply with any of the terms and conditions of this note and/or any obligations of the undersigned or contained in any security agreement or device securing this note or any obligations; (d) death, dissolution, termination of existence, insolvency, business failure, appointment of receiver for the undersigned or any property of the undersigned, assignment for the benefit of creditors or commencement of any proceeding under any bankruptcy, reorganization, arrangement or liquidation law, or if such proceedings are commenced by a creditor and remain undismissed for thirty days; (e) failure of any of the undersigned to pay when due any premium on any policy of life or other insurance pledged hereunder, or held in connection with any security hereof; (f) BANK ONE deeming itself insecure and in good faith believing that the prospect of payment or performance is impaired; (g) the institution of any garnishment proceedings by attachment, levy or otherwise against any deposit balance maintained or any property deposited with BANK ONE by the undersigned or any endorser or guarantor hereof; (h) failure of the undersigned to furnish BANK ONE within thirty (30) days after written request by BANK ONE, current financial statements in form satisfactory to BANK ONE or (i) any representation, warranty, statement, report, or application made or furnished, by the undersigned providing to have been false, or erroneous in any material respect at the time of the making thereof.

  3. No delay or omission on the party of BANK ONE in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion.

  4. The undersigned and each endorser and guarantor of this note, or the obligation represented hereby waive presentment, demand, notice , protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this note, and assent to any extension or postponement of the time of payment or any other indulgence, and/or to the addition or release of any other party or person primarily of secondarily liable.

  5. This note shall be governed by and construed in accordance with the laws of the state in which BANK ONE has its principal office in all respects.

  6. The undersigned will pay on demand all costs of collection and attorneys' fees incurred or paid by BANK ONE in enforcing this note when the same has become due whether by acceleration or otherwise.

  7. All parties to this note, including endorsers are jointly and severally liable. All sums that become due hereunder, whether principal, interest, attorneys fees or other costs of collection shall be paid without relief from valuation and appraisement laws.


     (Paragraphs 8 through 12 are applicable only if this note is secured)

  8. When the obligations become due, whether by acceleration or otherwise, and at any time thereafter, BANK ONE shall have all of the remedies provided in the security documents including the remedies as a secured party under the Uniform Commercial Code. Unless the collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, BANK ONE will give the undersigned reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition is to be made. The requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to the last known address of the undersigned at least ten days before the time of the sale or disposition.

  9. Right is expressly granted to BANK ONE at its option to transfer at any time to itself or to its nominee any securities pledged hereunder, to receive the income thereon, and hold the same as security hereto, or apply it on the principal or interest which has become due hereon of which has become due on any liability secured hereby, whether by acceleration or otherwise, and in the case of voting shares or interests pledged hereunder, to vote the same when BANK ONE deems the exercise of such power necessary to maintain or protect such collateral.

  10. When the obligations become due, whether by acceleration or otherwise, and at any time thereafter, BANK ONE may, at its option, demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to collateral held hereunder. BANK ONE shall not be bound to take any steps necessary to preserve any rights in the collateral against prior parties, in as much as the undersigned agree to assume such responsibility.

    11. The undersigned will deliver to BANK ONE satisfactory additional collateral should BANK ONE so require.

    12. The undersigned and each endorser and guarantor of this note or the obligations represented hereby agree that BANK ONE may retake possession of any collateral without prior judicial hearing or process, and hereby expressly waive any right to such judicial hearing or process and hereby assent to any substitution, exchange or release of collateral.

        BANK ONE is an affiliate of BANC ONE CORPORATION, Columbus, Ohio

BIOANALYTICAL SYSTEMS, INC., an Indiana Corporation

By: /s/ PETER T. KISSINGER
    Peter T. Kissinger, President